Exhibit 10.2

Execution Version

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is dated as of December 22, 2025, by and among HG Energy II LLC, a Delaware limited liability company (“Seller”), HG Energy II Production Holdings, LLC, a Delaware limited liability company (“HG II Production”), HG Energy II Midstream Holdings, LLC, a Delaware limited liability company (“HG II Midstream Holdings”, and together with HG II Production, the “Companies”), and Antero Resources Corporation, a Delaware corporation (“AR”), and Antero Midstream Partners LP, a Delaware limited partnership (“AM”, and together with AR, collectively the “Buyer”). Seller, the Companies and Buyer are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Purchase Agreement (as hereinafter defined).

RECITALS

WHEREAS, the Parties entered into that certain Membership Interest Purchase Agreement, dated December 5, 2025 (as amended by this Amendment, and as may be further amended from time to time, the “Purchase Agreement”), whereby, among other things, Seller agreed to sell, and Buyer agreed to purchase, the Target Interests.

WHEREAS, the Parties desire to amend the Purchase Agreement as more specifically set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

1.	Amendment to Annex A-1, Part 2. Effective as of the original Execution Date, Annex A-1, Part 2 (Leases and Fee Minerals (Unpooled)) to the Purchase Agreement is hereby amended and restated in its entirety with Annex I attached hereto.

2.	Compliance with the Purchase Agreement. The Parties acknowledge and agree that this Amendment is in compliance with the Purchase Agreement, having been prepared pursuant to Section 14.3 of the Purchase Agreement, and constitutes a valid amendment, binding on the Parties.

3.	Incorporation by Reference. Sections 14.2 (Governing Law; Consent to Jurisdiction; Waiver of Jury Trial), 14.3 (Entire Agreement; Amendments and Waivers), 14.5 (Binding Effect, Assignment and Third-Party Beneficiaries), 14.6 (Severability), 14.7 (Interpretation), 14.8 (Headings), and 14.9 (Counterparts) of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and provisions of this Amendment and the Parties mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

SELLER:

HG ENERGY II LLC

Name:	/s/ Jared Hall
By: Jared Hall
Title: Chief Executive Officer

COMPANIES:

HG ENERGY II PRODUCTION HOLDINGS, LLC

By: HG Energy II LLC, its sole member

Name:	/s/ Jared Hall
By: Jared Hall
Title: Chief Executive Officer

HG ENERGY II MIDSTREAM HOLDINGS, LLC

By: HG Energy II LLC, its sole member

Name:	/s/ Jared Hall
By: Jared Hall
Title: Chief Executive Officer

Signature Page to First Amendment to Membership Interest Purchase Agreement

BUYER:

ANTERO RESOURCES CORPORATION

Name:	/s/ Brendan Krueger
By: Brendan Krueger
Title: Chief Financial Officer and Senior Vice President – Finance and Treasurer

ANTERO MIDSTREAM PARTNERS LP

By: Antero Midstream Partners GP LLC, as general partner of Antero Midstream Partners LP

Name:	/s/ Justin Agnew
By: Justin Agnew
Title: Chief Financial Officer and Vice President – Finance and Investor Relations

Signature Page to First Amendment to Membership Interest Purchase Agreement